UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2019 (March 29, 2019)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 29, 2019, AAC Holdings, Inc. (the “Company”), the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors and executive management, in consultation with the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), determined that adjustments to certain of its previously issued financial statements audited by BDO and unaudited quarterly financial statements reviewed by BDO are necessary. The adjustments relate to estimates of accounts receivable, , provision for doubtful accounts and revenue for the relevant periods described below.

The adjustments will result in estimated increases to net income of approximately $11.8 million and $14.3 million, for the nine months ended September 30, 2018 and the year ended December 31, 2017, respectively. The adjustments will also result in an estimated decrease of net income of approximately $13.5 million for the year ended December 31, 2016. Periods prior to 2016 will also be impacted as a result of the adjustments, which will result in an estimated cumulative effect adjustment of approximately $24.7 million, recorded as a reduction to stockholders’ equity on the balance sheet as of January 1, 2016. The adjustments will not affect the previously reported net operating cash flows. The Company is diligently working to complete its review of the restated financial statements, and, therefore, the estimated adjustments described in the immediately preceding sentences are preliminary in nature.

Subsequent to the year ended December 31, 2018 and as part of the preparation of the Company’s year-end financial statements, the Company, in consultation with BDO, used recently developed financial database analytical tools, in order to analyze cash collection trends for historical and prospective periods relating to its accounts receivable (including client-related diagnostic testing accounts receivable), provision for doubtful accounts and revenue. As a result of this review and after consultation and deliberation with regard to the appropriate accounting treatment, including discussion as to the size of the adjustments, the Audit Committee, Company executive management and BDO concurred that the adjustments described above should be recorded through restatements with regard to the relevant historical periods. The restatements do not implicate misconduct with respect to the Company, its management or its employees.

The Company’s previously issued annual financial statements audited by BDO and included in the Company’s annual report on Form 10-K for the years ended December 31, 2017 and 2016 and the unaudited financial statements reviewed by BDO and included in the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2018 and 2017, June 30, 2018 and 2017, and March 31, 2018 and 2017, will be restated to properly reflect accounts receivable balances. Accordingly, the Company’s previously issued consolidated financial statements included in those reports, the related reports of the Company’s independent auditors, BDO, and the related financial information should not be relied upon.

The adjustments do not relate to the change in estimate that the Company made during the three months ended September 30, 2018 and effective as of July 1, 2018, regarding our estimate of the collectability of accounts receivable, specifically relating to accounts where the Company has received a partial payment from a commercial insurance company and we are continuing to pursue additional collections for the balance that we estimate remains outstanding or “partial payment accounts receivable”.

Based on this assessment, the Company expects to report a material weakness in the Company’s internal controls over financial reporting, and, therefore, conclude that internal controls over financial reporting as of December 31, 2018 are not effective. Although the assessment is not yet complete, management expects to recommend to the Audit Committee certain remedial actions.

The Company filed a Form 12b-25 on March 19, 2019 relating to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Form 10-K”). The Company expects to file the Form 10-K, including the restated Financial Statements, by no later than April 2, 2019, the expiration date of the extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended. However, there can be no assurance that the Form 10-K will be filed on or prior to such date. The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K (this “Report”) with BDO, its independent regulated accounting firm.

Item 7.01 Regulation FD Disclosure.

The information disclosed under Item 4.02 of this Report is incorporated by reference into this Item 7.01.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this Report. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning AAC Holding, Inc.’s and its subsidiaries (collectively, “AAC Holdings” or the “Company”) possible or assumed future results of operations, including descriptions of the Company’s revenue, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) our inability to effectively operate our facilities; (ii) our reliance on our sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point-of-care and definitive lab testing; (iv) our failure to successfully achieve growth or projected financial results related to acquisitions and de novo projects; (v) risks associated with estimates of the value of our accounts receivable or deterioration in the collectability of accounts receivable; (vi) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of an acquisition;; (vii) a disruption in our ability to perform diagnostic laboratory services; (viii) maintaining compliance with applicable regulatory authorities, licensure and permits to operate our facilities and laboratories; (ix) a disruption in our business and reputational and economic risks associated with civil claims by various parties; (x) inability to meet the covenants in our loan documents or lack of borrowing capacity; (xi) inability to effectively integrate acquired facilities; and (xii) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. As a result of these factors, we cannot assure that the forward-looking statements in this Report will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Andrew W. McWilliams
Andrew W. McWilliams
Chief Financial Officer

Date: March 29, 2019